                                                            Exhibit 99.13

PRESS RELEASE
-------------

2-Track Global, Inc.
35 Argo House, Kilburn Park Road
London, U.K. NW6 5LF
011-44-20-7644-0472
Contact:  Mike Jung, CEO, CFO

================================================================================

FOR IMMEDIATE RELEASE
---------------------

     2-Track Global Inc Retained by Cheng Holin Technologies to Develop
     Firmware Products

            -------------------------------------------------------

New York--11th January 2006 (Business Wire)

2-TRACK GLOBAL ANNOUNCES EXECUTION OF COMMERCIAL CONTRACT WITH CHENGHOLIN
TECHNOLOGY IN TAIWAN.

2-Track Global Inc announces agreement of a second contract with
ChengHolin Technology in Taiwan for the further development of its personnel and asset tracking solution "pTrac".

2-Track Global Inc today announces it has executed a further commercial contract with ChengHolin Technology, a Taiwan based company involved in the design, manufacture and sale of telematics components. Under the terms of this contract, 2-Track and ChengHolin will further develop the personnel and asset tracking solution know as "pTrac" utilising 2-Tracks already proven "CONDOR" tracking and monitoring technology. This is a further development and extension of the existing pTrac solution to provide wider application and GSM capability. It will enable both owners and employers to track their assets and personnel locally and internationally and to better protect and safeguard their employees.

Mike Jung, President of 2-Track Global, said "I am extremely pleased to have concluded a further deal with ChengHolin Technology. In conjunction with ChengHolin we have already made significant developments of our
CONDOR technology which is finding wider and wider application. This new development contract will not only bring more extensive tracking and monitoring solutions to the market place but also serves to cement an already strong commercial relationship with an experienced company in the telematics sector."

Mr Cheng, managing director of ChengHolin Technology, commented "We are very pleased to be extending and expanding our existing relationship with 2-Track. We have been very impressed with 2-Tracks CONDOR technology and its application. We believe that it has wide application and this contract will develop the solution even further deliver greater functionality and GSM capability and innovative tracking solutions to customers looking to safeguard both assets and employees."

2-Track Global Inc (TOTG) is a technology development and marketing company which owns, operates and licences proprietary telematics solutions combining hardware and software applications run over wireless or satellite networks to deliver remote security management of marine and cargo fleets (including consumer solutions aimed at the leisure, marine and domestic security markets) and commercial vehicle plant and machinery management and security. The company has communications architecture technology which provides global logistics solutions for the remote monitoring of freight containers over multiple transport mores.

For further information contact :

Jay Shin at +44 20 7644 0472 or visit the website at
http://www.2-trackglobal.com

This press release includes certain statements, known as "forward-
looking statements", which express the current expectations of 2-Track
Global management. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect 2-Track Global Inc and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Unanticipated product manufacturing and delivery issues, customer order push-outs or cancellations and product performance could cause actual results to differ materially from those currently anticipated as expressed in this press release. These risks and other risk factors relating to 2-Track
Global Inc are described more fully in the most recent Form 8-K filed by
2-Track Global Inc and other filings from time to time with the
Securities and Exchange Commission.